UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 13, 2007

                     MEDICAL STAFFING NETWORK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                  001-31299               65-0865171
 --------------------------------  ----------------    -------------------------
  (State or Other Jurisdiction       (Commission           (I.R.S. Employer
        of Incorporation)            File Number)         Identification No.)


                901 Yamato Road, Suite 110, Boca Raton, FL 33431
                ------------------------------------------------
               (Address of Principal Executive Office) (Zip Code)

                                 (561) 322-1300
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01.  Other Events.

On September 13, 2007, Medical Staffing Network Holdings, Inc. announced that it has completed the asset acquisition of AMR ProNurse for $11.0 million in cash. A copy of the press release announcing this acquisition is attached as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits

      99.1 Press Release of Medical Staffing Network Holdings, Inc., dated September 13, 2007.








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


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: September 13, 2007               MEDICAL STAFFING NETWORK HOLDINGS, INC.



                                       By: /s/ Kevin S. Little
                                          --------------------------------
                                           Kevin S. Little
                                           President and Chief Financial Officer




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


                                  Exhibit Index


Exhibit No.            Description

99.1 Press Release of Medical Staffing Network Holdings, Inc., dated September 13, 2007.








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